                                                                   Exhibit 10.42

                              SETTLEMENT AGREEMENT

         THIS SETTLEMENT AGREEMENT (this "Agreement") is entered into as of the 31st day of October, 2003 ("Effective Date") by and among TROPICAL SPORTSWEAR INT'L CORPORATION, a Florida corporation ("Tropical") and NELSON L. MCPHERSON, JR. ("McPherson"). The term "Parties" refers to all of the foregoing, and the term "Party" refers to each of the foregoing.

                  WHEREAS, Tropical and McPherson are parties in a civil action styled Tropical Sportswear Int'l Corporation vs. Christopher B. Munday, Gregory
L. Williams and Nelson L. McPherson, Jr., in the Circuit Court in and for the Thirteenth Judicial Circuit of Hillsborough County, Florida, Case No: 03-7619, Division I (the "Litigation"); and

                  WHEREAS, the Litigation pertains to Tropical's disputed obligations to Christopher B. Munday ("Munday"), Gregory L. Williams ("Williams") and McPherson resulting from Tropical's termination of the employment of Munday, Williams and McPherson, effective August 15, 2003 ("Termination Date"); and

                  WHEREAS, the Parties have successfully mediated a resolution of the Litigation, the terms and conditions of which are embodied in this Agreement; and

                  NOW, THEREFORE, in consideration of the payments and covenants described below, and in consideration of other good and valuable consideration, the receipt and sufficiency of all of which are hereby acknowledged, Tropical and McPherson agree as to the following terms and conditions:

         1.       The foregoing recitals are true and correct.

         2. A.    Tropical shall compensate McPherson in the sum of Six
                  Hundred Forty Eight Thousand Dollars and No Cents ($648,000.00). This entire amount of compensation is severance for termination of his employment with Tropical and, except as otherwise expressly stated hereunder, is in fulfillment of all obligations of Tropical to McPherson.

            B. The amount of compensation set forth in paragraph 2.A. above, shall be paid to McPherson less all sums required to be withheld by Tropical pursuant to federal, state, local and foreign law or regulation. The withholding sum equals the amount of One Hundred Seventy One Thousand Three Hundred Ninety Six Dollars and No Cents ($171,396.00). McPherson acknowledges receipt of the sum of Four Hundred Seventy Six Thousand Six Hundred Four Dollars and No Cents ($476,604.00), which is the total compensation less the withholding sum.

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        3. A.     In addition, Tropical shall pay McPherson the sum of
                  Seventy Eight Thousand Eight Hundred Twenty Dollars and Twenty Cents ($78,820.20), as compensation "grossed up" for the value of, and discharge of Tropical from any responsibility in connection with, the following insurance:

    Type               Policy Value            Carrier             Annual Cost
    ----               ------------            -------             -----------
Family HMO             n/a                     Aetna               $    13,752

Group Life             $500,000                Aetna               $  8,171.75

Family Dental          n/a                     CompBenefits        $    350.48

Individual Life        Prudential              Prudential          $       800

Executive Group
   Life                $1,000,000              C.N.A.              $       760

Supplemental
   Disability          $5000/month             MetLife             $      1547
                       $7100/month             Provident           $     2,110

Accidental Death
   & Dismemberment     $500,000                Aetna               $       120

Group Travel
   Accident            $3,000,000              Reliance Standard   $       120
                       in event of
                       death

                  Tropical states that, in view of McPherson's representation that he intends to continue making payments on one or more of the above insurances, Tropical at this time has no intention to affirmatively terminate any of the insurance described above, in order to permit McPherson an opportunity to continue the insurance and to pay for the insurance directly. Tropical at this time does hope that it can change the billing to McPherson on the above insurance, and presently intends to attempt to do so. Tropical, however, represents that it does intend to stop in the near future any type of administrative work, including the forwarding of any premium notices in connection with the insurance. McPherson shall be totally responsible for the payment of insurance premiums for so long as he chooses to maintain any of the above insurance. Tropical represents that, should McPherson fail to pay any premium due or payable, whether now due and payable or due and payable in the

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                  future, or should some other reason or circumstance exist or occur now or in the future, any of the insurance may expire or terminate at any time. Notwithstanding the above, and irrespective of any intentions or hopes of Tropical, Tropical is hereby discharged and released from any responsibility or duty of any nature whatsoever with respect to the above insurance, and is hereby discharged and released from any type of conduct, act, omission or circumstance related to or arising from the above insurance, whether related to or arising from contract, tort, fraud, negligence, statute, regulation, duty, law, equity or otherwise.

                  Withholding on this compensation equals Twenty Thousand Eight Hundred Forty Seven Dollars and Ninety Four Cents ($20,847.94). McPherson acknowledges receipt of the sum of Fifty Seven Thousand Nine Hundred Seventy Two Dollars and Twenty Six Cents ($57,972.26), which is the compensation less the withholding sum.

           B. Tropical shall not be obligated to secure or provide disability insurance for McPherson or his family under any group disability policy.

        4. A. The Parties mutually and generally release each other under the following terms.

           B. Unless specifically and expressly stated otherwise in this Agreement, the term "Claims" as used in this Agreement includes any and all rights to compensation, severance or termination compensations, accrued obligations or benefits, business reason termination payments, target annual cash bonuses, welfare plan benefits, other benefits, actions, causes of action, defenses, lawsuits, arbitrations, injuries, losses, payments, attorneys' fees, benefits, rights, damages, costs, loss of service, loss of opportunities, loss of profits, liens, expenses, compensation, suits, debts, dues, sums of money, accounts, reckonings, bonds, stock claims, stock option claims, benefits claims, bills, securities, specialties, covenants, contracts, controversies, agreements, promises, duties and obligations, variances, judgments, extents, executions, claims, and demands, of any type whatsoever, including any claim for indemnity or for contribution, or any claim in subrogation or other similar third party type of claim, in law or equity, whether known or unknown, suspected or unsuspected, actual or potential, asserted or unasserted, warranted or unwarranted, fixed or contingent, liquidated or unliquidated, which has matured and which a Party has as of the effective date of this Agreement, or had or ever had prior to the effective date of this Agreement.

           C. The term "Claims" shall also include, but is not limited to, any cause of action or any matter whatsoever relating to, arising from, or in any way pertaining to the Litigation, or relating to, arising from, or in any way pertaining to any matter which was alleged in, or which could have been alleged in, the Litigation.

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

            D. The term "Claims" shall also include, but is not limited to, any cause of action, charges, claims, actions, causes of action or liabilities of any kind or nature, whether known or unknown, related to or arising out of employment and/or association of McPherson or with Tropical that they have ever had or now have, or that any person or entity claiming through them may have or claim to have, whether based on tort, contract (express or implied) or any federal, state or local law, statute or regulation, including, but not limited to any claim under the Employee Retirement Income Security Act, 29 U.S.C. Section 1001 et seq.; the Family and Medical Leave Act, 29 U.S.C. Section 2611 et seq.; Consolidated Omnibus Budget Reconciliation Act of 1986, "COBRA," 29 U.S. C. Section 1161 et seq.; Title VII of the Civil Rights Act of 1964, 42.
                  U.S.C. Section 2000 et seq., as amended; the Americans With Disabilities Act (ADA), 42 U.S.C. Section 12101 et seq.; the Florida's Whistleblower Statute, Fla. Stat. Ann. Section
                  448.101 et seq.; the Fair Labor Standards Act; the Florida Civil Rights Act, Fla. Stat. Ann. Section 760.10 et seq. or any similar state or local laws or ordinances prohibiting discrimination, harassment or retaliation; any other claims for personal injury, emotional distress, negligence, breach of fiduciary duty, fraud, worker's compensation, invasion of privacy, defamation, compensatory damages, punitive damages, attorney's fees or costs; and any claims to incentive payments or bonuses.

            E. Notwithstanding the above, the term "Claims" does not include, and specifically excludes, any obligation of Tropical to indemnify McPherson under By-Laws of Tropical, and any obligation under this Agreement.

            F. The releases set forth in this Agreement shall become effective as of the Effective Date specified above, upon the execution of this Agreement by all Parties.

            G. McPherson and Tropical voluntarily and knowingly release and discharge from any Claims, jointly and severally, each other and each other's current, former and future agents, attorneys, heirs, representatives, executors, employees, officers, directors, partners, trustees, shareholders, subsidiaries, successors, assigns, affiliates, beneficiaries, insurers, sureties, indemnitors, guarantors, benefit or compensation plans, and their respective current, former and future agents, attorneys, heirs, representatives, executors, employees, officers, directors, partners, trustees, shareholders, subsidiaries, successors, assigns, affiliates, beneficiaries, insurers, sureties, indemnitors, guarantors, and benefit or compensation plans.

            H. McPherson and Tropical voluntarily and knowingly terminate any employment agreements between them including, but not limited to, the following document bearing signatures of McPherson and
                  Tropical: (i) a document, dated April 15, 2002, entitled "Employment Agreement".

            I. McPherson represents that he has not filed any complaint, claim or charge against Tropical with the Equal Employment Opportunity Commission, Florida

                  Commission on Human Relations, the Federal or Florida Department of Labor, or with any other local, state or federal agency or court. McPherson agrees that, if any such agency or court assumes the prosecution or jurisdiction of any complaint or charge against Tropical, McPherson will immediately dismiss the complaint or charge and/or will immediately request such agency or court to dismiss and withdraw from the matter. In the event McPherson fails or refuses to undertake these obligations, McPherson agrees that this Agreement shall operate to effect McPherson' dismissal or withdrawal of such complaint, charge or claim and that McPherson will forward to Tropical any monies McPherson receives from such complaint, charge or claim. Tropical acknowledges that McPherson has filed for unemployment compensation.

            J. The Parties represent and warrant that any Claim owned or held by them at any time has not been assigned and has not been transferred to any other person or entity.

            K. The release of this Agreement evidences settlement of claims which are disputed both as to liability and as to amount, and the consideration recited above shall not be construed as an admission of liability, as the same is now and has been expressly denied.

            L. Tropical shall remain obligated to indemnify McPherson for any Excise Tax "grossed up" and any related taxes, interest, penalties and costs, including attorneys fees, imposed upon McPherson under Section 4999 of the Internal Revenue Code or related sections as a result of any payment made to McPherson under this Agreement.

        5. All vested or non-vested options of McPherson to purchase stock, or to purchase any type of equity, debt, security or other type of right or obligation, in or issued by Tropical, are cancelled as of the Effective Date. McPherson represents he has exercised no such options on or after Wednesday, October 8, 2003.

        6. For three (3) years after the Termination Date, McPherson shall not solicit for hire any individual who was an employee of Tropical on the Effective Date.

        7. McPherson shall cooperate with Tropical and its counsel in respect to any lawsuits, proceedings, investigations or other types of actions involving Tropical, and shall provide and deliver to Tropical and its counsel at reasonable times and places, upon reasonable request of Tropical, truthful information, and originals or duplicates of documents or information whether electronic or otherwise, within the custody, possession or control of McPherson in respect to any such lawsuits, proceedings, investigations, or other types of actions, or in relation to Tropical.

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

        8. The Litigation shall be immediately dismissed with prejudice by stipulation of the parties in the Litigation.. A copy of the Stipulation for Dismissal With Prejudice is attached as Exhibit A.

        9. Tropical is bound by an obligation of indemnity and of advancement of expenses to the fullest extent permitted by the law of the State of Florida, as the same may be in effect from time to time, and as provided in its Bylaws, and as defined and set forth in correspondence of Tropical to McPherson dated October 28, 2003.

        10. Tropical and McPherson agree that each has reviewed this Agreement and any rule of construction to the effect that ambiguities are to be resolved against the drafter shall not apply to the interpretation of this Agreement.

        11. Tropical and McPherson agree that they have each relied exclusively upon independent counsel in connection with this Agreement, which has been completely read and is readily understood and voluntarily accepted.

        12. In the event of breach of this Agreement by either Party, the other Party shall be entitled at its option to seek the remedy of specific performance exclusively before a state or federal court of competent jurisdiction in Hillsborough County, Florida.

        13. This Agreement may be executed by any Party by execution of a counterpart. A signature of a Party shall be effective by that Party faxing or delivering a copy of the signed counterpart to the other Party.

        14. Except as otherwise expressly provided herein, and except for the obligation of indemnity or advancement of expenses referenced above, this Agreement contains the entire agreement between the Parties and is only subject to modification by written instrument signed by the Parties. No representation or statement not contained herein, shall be binding on the Parties.

        15. The Parties agree that no inducements, statements or representations have been made that are not set forth in this Agreement and that the Parties did not rely upon any inducements, statements or representations not set forth herein.

        16. This Agreement was negotiated and delivered within the state of Florida, and shall be governed by Florida law.

        17. Tropical represents and warrants to McPherson that the officer executing this Agreement has the requisite corporate authority to do so after receiving all necessary and appropriate approvals.

        18. McPherson is aware that this Agreement has significant legal meaning, and he enters into this Agreement freely and voluntarily.

         IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the day and year indicated above.

     Signed this 31st day of October, 2003.

MCPHERSON                           TROPICAL

/s/ Nelson L. McPherson             /s/ Michael Kagan
---------------------------         -----------------------------
Nelson L. McPherson                 Michael Kagan
                                    Chief Executive Officer
                                    Tropical Sportswear Int'l
                                    Corporation

                                    EXHIBIT A

             IN THE CIRCUIT COURT OF THE THIRTEENTH JUDICIAL CIRCUIT
                     IN AND FOR HILLSBOROUGH COUNTY, FLORIDA
                                 CIVIL DIVISION

TROPICAL SPORTSWEAR
INT'L CORPORATION,

                                Plaintiff,

vs.
                                                               Case No: 03-7619
                                                               Division: I

CHRISTOPHER B. MUNDAY,
GREGORY L. WILLIAMS and
NELSON L. MCPHERSON, JR.,

                                Defendants.

________________________________________________/

                     STIPULATION OF DISMISSAL WITH PREJUDICE

         Plaintiff and Defendants, by undersigned counsel and pursuant to Fla.
R. Civ. P. 1.420(A)(1), stipulate to dismissal with prejudice of this action, with each such party to bear that Party's own fees and costs.

                    Dated as of _____________________, 2003.

____________________________________
                                                _______________________________
Leslie Joughin, III, FBN: 339385                Lawrence P. Ingram, FBN: 855510
Charles F. Ketchey, FBN: 0181735          PHELPS DUNBAR LLP
Joseph W. N. Rugg, FBN: 335096            100 S. Ashley Drive
S. Gordon Hill, FBN: 094374                     Suite 1900
AKERMAN SENTERFITT                              Tampa, Florida  33602-5311
100 S. Ashley Dr., Suite 1500                   Tel:  813-472-7550
Post Office Box 3273 (Zip 33601)          Fax:  813-472-7570
Tampa, Florida  33602                           Attorney for Defendant,
Tel: 813-223-7333/Fax: 813-223-2837       Nelson L. McPherson, Jr.
Attorneys for Plaintiff

David P. Rankin, FBN:  ________           Michael C. Addison, FBN: 0145579
14502 N. Dale Mabry                              ADDISON & DELANO, P.A
Suite 300                                             Post Office Box 2175
Tampa, FL  33618                                 Tampa, FL  33601-2175
Tel: 813-968-6633                                Tel: 813-223-2000
Fax: 813-963-2175                                Fax: 813-228-6000
Attorney for Defendant,                     Attorney for Defendant,
 Christopher B. Munday                      Gregory L. Williams

                             CERTIFICATE OF SERVICE

         I HEREBY CERTIFY that a true and correct copy of the foregoing has been furnished via U.S. Mail to Lawrence P. Ingram, Esquire, Phelps Dunbar LLP, 100
S. Ashley Dr., Suite 1900, Tampa, Florida 33602-5311; Jeffrey A. Aman, Esquire, Aman Law Firm, 14502 N. Dale Mabry, Suite 300, Tampa, Florida 33618; Michael C. Addison, Esquire, Addison & Delano, P.A., Post Office Box 2175, Tampa, Florida 33601-2175, and Leslie Joughin, III, Charles F. Ketchey, Joseph W. N. Rugg, and
S. Gordon Hill, Akerman Senterfitt, Post Office Box 3273, Tampa, Florida 33601-3273 this ____ day of _______, 2003.

                        ____________________________
                        Attorney

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